FIRST amendment TO
VENTURE LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of February 14, 2025 is entered into by and among CERIBELL, INC., a Delaware corporation (“Borrower”), SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“SVB”) as lender, HORIZON FUNDING TRUST 2022-1 (“Horizon Trust”), as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION (“Horizon”) as lender, HORIZON FUNDING I, LLC (“HFI”), as an assignee of Horizon as lender, and Horizon, as lender and collateral agent (together with SVB, Horizon Trust and HFI, collectively, “Lenders” and, individually, each a “Lender”, and in its capacity as collateral agent, “Collateral Agent”).

RECITALS

A.
Borrower, Lenders and Collateral Agent are parties to a certain Venture Loan and Security Agreement dated as of February 6, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, among other things, (i) SVB provided to Borrower a loan in the original principal amount of Six Million Dollars ($6,000,000) (“Loan A”), which Loan A is evidenced by a certain Secured Promissory Note (Loan A) executed by Borrower in favor of SVB, dated February 6, 2024 (the “Loan A Note”), and (ii) Horizon provided to Borrower (a) a loan in the original principal amount of Five Million Dollars ($5,000,000) (“Loan B”), which Loan B is evidenced by a certain Secured Promissory Note (Loan B) executed by Borrower in favor of Horizon, dated February 6, 2024 (the “Loan B Note”), (b) a loan in the original principal amount of Five Million Dollars ($5,000,000) (“Loan C”), which Loan C is evidenced by a certain Secured Promissory Note (Loan C) executed by Borrower in favor of Horizon, dated February 6, 2024 (the “Loan C Note”), and (c) a loan in the original principal amount of Four Million Dollars ($4,000,000) (“Loan D”), which Loan D is evidenced by a certain Secured Promissory Note (Loan D) executed by Borrower in favor of Horizon, dated February 6, 2024 (the “Loan D Note”), (iii) SVB has made available to Borrower additional loans in the aggregate principal amount not to exceed Nine Million Dollars ($9,000,000) upon the satisfaction by Borrower of certain conditions, (iv) Horizon has made available to Borrower additional loans in the aggregate principal amount not to exceed Twenty-One Million Dollars ($21,000,000) upon the satisfaction by Borrower of certain conditions, and (v) Collateral Agent and Lenders have been granted a security interest in all assets of Borrower, except with respect to Borrower’s Intellectual Property (as defined in the Loan Agreement) and as set forth in Section 4.1 of the Loan Agreement.
B.
On or about February 6, 2024, Horizon assigned all of its right, title and interest in and to the Loan B Note to Horizon Trust.
C.
On or about February 6, 2024, Horizon assigned all of its right, title and interest in and to the Loan C Note to Horizon Secured Loan Fund I LLC, which then assigned all of its right, title and interest in and to the Loan C Note to HFI.
D.
On or about February 6, 2024, Horizon assigned all of its right, title and interest in and to the Loan D Note to Horizon Secured Loan Fund I LLC, which then assigned all of its right, title and interest in and to the Loan D Note to HFI.

E.
Borrower has requested that Lenders amend the Loan Agreement to revise certain Commitment Termination Dates.
F.
Lenders are willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

agreement

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

1.
Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.
2.
Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lenders, and (ii) the Obligations to Lenders under the Loan Agreement are secured by validly perfected security interests in all assets of Borrower, except with respect to Borrower’s Intellectual Property, as set forth in Section 4.1 of the Loan Agreement. Borrower represents and warrants that no Default or Event of Default has occurred and is continuing under the Loan Agreement or the other Loan Documents.
3.
Amendments to Loan Agreement. Subject to the occurrence of the Amendment Effective Date, Collateral Agent, Borrower and Lenders hereby agree that the columns “COMMITMENT AMOUNTS” and “COMMITMENT TERMINATION DATES” appearing on the cover page of the Loan Agreement are deleted in their entirety and replaced with the following:

“COMMITMENT AMOUNTS:

Loan A [TR 1]: $6,000,000 (SVB)

Loan B [TR 1]: $5,000,000 (HRZN)

Loan C [TR 1]: $5,000,000 (HRZN)

Loan D [TR 1]: $4,000,000 (HRZN)

Loan E [TR 2]: $3,000,000 (SVB)

Loan F [TR 2]: $3,500,000 (HRZN)

Loan G [TR 2]: $3,500,000 (HRZN)

Loan H [TR 3]: $3,000,000 (SVB)

Loan I [TR 3]: $3,500,000 (HRZN)

Loan J [TR 3]: $3,500,000 (HRZN)

Loan K [TR 4]: $3,000,000 (SVB)

Loan L [TR 4]: $3,500,000 (HRZN)

Loan M [TR 4]: $3,500,000 (HRZN)

COMMITMENT TERMINATION DATES:

Loan A: February 6, 2024

Loan B: February 6, 2024

Loan C: February 6, 2024

Loan D: February 6, 2024

Loan E: June 30, 2026

Loan F: June 30, 2026

Loan G: June 30, 2026

Loan H: September 30, 2026

Loan I: September 30, 2026

Loan J: September 30, 2026

Loan K: December 31, 2026

Loan L: December 31, 2026

Loan M: December 31, 2026”

4.
Conditions to Effectiveness. Collateral Agent and Lenders’ waiver, consent and agreement herein are expressly conditioned on the following (the date of satisfaction of such conditions precedent being the “Amendment Effective Date”):
(a)
Borrower executing and delivering to Lenders:
(i)
an executed copy of this Agreement;
(ii)
an executed copy of that certain Acknowledgement and Reaffirmation of Subordination Agreement, dated as of the date hereof, by and between Collateral Agent and Lenders in their capacities as subordinated creditors, SVB in its capacity as senior creditor, and Borrower; and
(iii)
an executed copy of the Updated Perfection Certificate;
(b)
each of the representations and warranties made in this Agreement shall be true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement in all material respects (except with respect to any such representation or warranty which is already qualified by a materiality qualifier, in which case such representation or warranty shall be true in all respects, and where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);
(c)
Borrower’s payment to Horizon of a commitment extension fee of One Hundred Five Thousand and 00/100 Dollars ($105,000.00);

(d)
Borrower’s payment to SVB of a commitment extension fee of Forty-Five Thousand and 00/100 Dollars ($45,000.00);
(e)
Borrower’s payment to Horizon of its legal fees incurred in connection with this Agreement in the amount of Two Thousand Five Hundred Dollars ($2,500); and
(f)
Borrower’s payment to SVB of its legal fees incurred in connection with this Agreement in the amount of Five Thousand Dollars ($5,000).
5.
Representations and Warranties. To induce Lenders and Collateral Agent to enter into this Agreement, Borrower hereby represents and warrants to Lenders and Collateral Agent as follows:

(a) At and as of the date of this Agreement and both prior to and after giving effect to this Agreement, each of the representations and warranties contained in the Loan Agreement is true and correct in all material respects (except with respect to any such representation or warranty which is already qualified by a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date). Borrower understands and agrees that in modifying the existing Obligations, Lenders and Collateral Agent are relying upon Borrower’s representations, warranties, and agreements, as set forth in the Loan Documents.

(b) Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, each of this Agreement and the Loan Agreement, as amended by this Agreement. Borrower has all requisite power and authority to own and operate its Property and to carry on its businesses as now conducted.

(c) The organizational documents of Borrower delivered to Collateral Agent and each Lender on the Closing Date have been amended, supplemented or restated as reflected in the attached Exhibits A and B (Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation), which are and continue to be in full force and effect. All other organizational documents of Borrower delivered to Collateral Agent and each Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

(d) The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Agreement, have been duly authorized by all necessary action on the part of Borrower.

(e) The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Agreement, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower.

(f) The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made.

(g) This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.
Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lenders, nor constitute a waiver of any provision of, under or in connection with any Loan Document. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall Borrower ever argue to the contrary) (i) amend or modify the Loan Agreement or any other Loan Document, (ii) modify, waive, impair, or affect any of the covenants, agreements, terms and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by Borrower. Except as amended above, the Loan Agreement remains in full force and effect.
7.
Release by Borrower.

(a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent, Lenders and their present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

(b) By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

(c) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and each Lender to enter into this Agreement, and that none of Collateral Agent nor any Lender would not have done so but for such Person’s expectation that such release is valid and enforceable in all events.

(d) Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Collateral Agent or any Lender with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Collateral Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Collateral Agent or such Lender from any liability thereunder.

8.
Updated Perfection Certificate. In connection with this Agreement, Borrower has delivered an updated Perfection Certificate (the “Updated Perfection Certificate”). Borrower, Collateral Agent and Lenders acknowledge and agree that, from and after the date of this Agreement, each reference in the Loan Documents to the “Perfection Certificate” shall be deemed to be a reference to the Updated Perfection Certificate. Borrower acknowledges, confirms and agrees the disclosures and information Borrower provided to Collateral Agent and Lenders in the Updated Perfection Certificate have not changed as of the date hereof.
9.
Prior Agreement. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of such documents, the terms of this Agreement shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.
10.
Fees and Expenses. Borrower shall pay to Collateral Agent and each Lender on the date of this Agreement all fees and expenses set forth in Section 4(c), 4(d), 4(e) and 4(f) above.
11.
Miscellaneous. This Agreement shall constitute a Loan Document under the Loan Agreement. The failure to comply with a covenant (if any) contained herein shall constitute an Event of Default, without any cure period, under the Loan Agreement. All obligations included in this Agreement (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute Obligations and be secured by the

Collateral. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.
12.
Post-Closing Condition. Borrower shall make commercially reasonable efforts to deliver to each Lender, in form and substance acceptable to each Lender, within forty-five (45) days of the Amendment Effective Date (or such later date as the Lenders may determine in their sole discretion), a duly executed landlord consent in favor of Collateral Agent from the landlord of 625 Pastoria Ave., Sunnyvale, CA 94085, Santa Clara.
13.
Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.
14.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.
15.
Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.
16.
Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lenders with respect to their respective subject matters, and supersede any and all prior agreements, correspondence and communications.
17.
Confidentiality. Section 14 of the Loan Agreement applies to this Agreement.

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IN WITNESS WHEREOF, Collateral Agent, Borrower and Lenders have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

CERIBELL, INC.

By: /s/ Scott Blumberg

Name: Scott Blumberg

Title: Chief Financial Officer

COLLATERAL AGENT and LENDER:

HORIZON TECHNOLOGY FINANCE CORPORATION

By: /s/ Gerald A. Michaud

Name: Gerald A. Michaud

Title: President

LENDERS:

HORIZON FUNDING TRUST 2022-1

By: Horizon Technology Finance Corporation, its agent

By: /s/ Gerald A. Michaud

Name: Gerald A. Michaud

Title: President

HORIZON FUNDING I, LLC

By: Horizon Secured Loan Fund I LLC, its sole member

By: /s/ Gerald A. Michaud

Name: Gerald A. Michaud

Title: Manager

FIRST-CITIZENS BANK & TRUST COMPANY

By: /s/ Matt Perry

Name: Matt Perry

Title: Managing Director

[Signature Page to First Amendment to Loan and Security Agreement – Ceribell]

EXHIBIT A

AMENDED AND RESTATED BYLAWS

(Omitted)

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(Omitted)